UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2023

CATALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey	08873
(Address of registrant’s principal executive office)	(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CTLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 27, 2023 (the “Closing Date”), JP Morgan Chase Bank, N.A, as the administrative agent (in such capacity, the “Administrative Agent”) executed Amendment No. 8 to Amended and Restated Credit Agreement (“Amendment No. 8”), which Amendment No. 8 amends that certain Amended and Restated Credit Agreement, dated as of May 20, 2014, among Catalent Pharma Solutions, Inc. (the “Borrower”) and a wholly owned subsidiary of Catalent, Inc. (the “Company”), PTS Intermediate Holdings LLC (“Holdings”), the subsidiaries of the Borrower party thereto, JP Morgan Chase Bank, N.A., as the Administrative Agent, collateral agent, swing line lender, and letter of credit issuer, and the lenders and other parties thereto (as amended by Amendment No. 1 dated as of December 1, 2014, Amendment No. 2 dated as of December 9, 2016, Amendment No. 3 dated as of October 18, 2017, Amendment No. 4 dated as of May 17, 2019, Amendment No. 5 dated as of February 22, 2021, Amendment No. 6 dated as of September 29, 2021, Amendment No. 7 dated as of November 22, 2022, and Amendment No. 8, the “Credit Agreement”). Pursuant to Amendment No. 8, effective as of July 1, 2023, the Administrative Agent replaced the London Interbank Offered Rate interest rate benchmark applicable to outstanding term loans with the Secured Overnight Financing Rate (“SOFR”) benchmark. Amendment No. 8 includes a 0.1148% credit spread adjustment to the SOFR benchmark for loans with a 1-month interest period, a 0.26161% credit spread adjustment to the SOFR benchmark for loans with a 3-month interest period and a 0.42826% credit spread adjustment to the SOFR benchmark for loans with a 6-month interest period. Other than the foregoing, the material terms of the Credit Agreement remain unchanged.

The foregoing description of Amendment No. 8 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 8, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 8 to Amended and Restated Credit Agreement, dated as of June 27, 2023, by JP Morgan Chase Bank, N.A., as the administrative agent, which amends that certain Amended and Restated Credit Agreement, dated as of May 20, 2014 (as amended), by and among Catalent Pharma Solutions, Inc., PTS Intermediate Holdings LLC, JP Morgan Chase Bank, N.A., as the administrative agent, collateral agent, swing line lender, and letter of credit issuer, and the lenders and other parties thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc. (Registrant)

By:	/s/ STEVEN L. FASMAN
Steven L. Fasman
Executive Vice President, Chief Administrative Officer & Secretary

Date: June 27, 2023